UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 1, 2009

Date of Report (Date of earliest event reported)

FCStone Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33363	42-1091210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116

(Address of principal executive offices) (Zip Code)

(800) 255- 6381

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 1, 2009, FCStone Group, Inc. (“FCStone”), and International Assets Holding Corporation (“International Assets”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which FCStone will merge (the “Merger”) with a wholly-owned subsidiary of International Assets.

Under the terms of the Merger Agreement, FCStone’s stockholders will receive 0.2950 shares of International Assets’ common stock for each share of FCStone common stock they own. It is anticipated that International Assets’ current stockholders will own approximately 52.5 percent of International Asset following the Merger and FCStone’s current stockholders will own the remaining approximately 47.5 percent. The Merger is expected to be tax free to stockholders of both companies.

Following the Merger, Sean O’Connor will continue to serve as Chief Executive Officer and as a director of International Assets. Paul Anderson will serve as President and a director of International Assets while retaining the position of Chief Executive Officer of FCStone.

The Board of Directors of International Assets will consist of thirteen directors, seven designated by International Assets and six designated by FCStone.

The combined company will continue to list its common stock on the Nasdaq Global Market and trade under the symbol IAAC. The Merger is expected to close in the fourth calendar quarter of 2009.

The Merger Agreement contains certain termination rights for both FCStone and International Assets, and further provides that, upon termination of the Merger Agreement under specified circumstances (including an adverse change by either party’s board of directors of its recommendation to stockholders to vote for the Merger) each party may be required to pay the other party a termination fee of $4.9 million and expenses of up to $2 million.

A copy of the Merger Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference, and the description of the Support Agreement set forth herein is qualified in its entirety by reference to such Exhibit.

Support Agreement

In connection with the transactions contemplated by the Merger Agreement, FCStone and certain stockholders of International Assets, who are also officers and directors of International Assets, have entered into a Support Agreement, pursuant to which these stockholders agreed, in their capacities as stockholders, to vote in favor of the Merger. They also agreed to use their reasonable best efforts to cause certain of their affiliates and related persons to become parties to the Support Agreement. The stockholders who have executed and their affiliates and related persons who may become parties to the Support Agreement in the aggregate beneficially approximately 30.5% of the outstanding shares of International Assets. A copy of the Support Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference, and the description of the Support Agreement set forth herein is qualified in its entirety by reference to such Exhibit.

Option Agreement

In connection with the Merger Agreement, FCStone has granted to International Assets an irrevocable option to purchase, under certain circumstances, newly issued shares of the common stock of FCStone equal to 19.9% of its outstanding common shares at a price, subject to certain adjustments, of $4.15 per share (the “Option Agreement”). The Option Agreement will not become exercisable in the event that FCStone is required to pay any termination fee to International Assets. Under certain circumstances, FCStone may be required to repurchase the Option and the shares acquired pursuant to the exercise of the Option. A copy of the Option Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference, and the description of the Option Agreement set forth herein is qualified in its entirety by reference to such Exhibit.

Important Additional Information Will Be Filed with the SEC

This communication is being made in respect of the proposed business combination involving International Assets and FCStone. In connection with the proposed transaction, FCStone and International Assets intend to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials and each of International Assets and FCStone plan to file with the SEC other documents regarding the proposed transaction. The final joint proxy statement/prospectus will be mailed to the stockholders of International Assets and FCStone. INVESTORS AND SECURITY HOLDERS OF FCSTONE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INTERNATIONAL ASSETS, FCSTONE AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by International Assets and FCStone at the SEC’s web site at www.sec.gov. Free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to FCStone at: Investor Relations Department, FCStone Group, Inc., 10330 NW Prairie View Road, Kansas City, Missouri 64153; Attention: William Dunaway; Telephone: (816)457-6247. FCStone’s filings with the SEC are also available on FCStone’s website at www.fcstone.com.

FCStone and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of FCStone in respect of the proposed transaction. Information regarding FCStone’s directors and executive officers is available in its annual report on Form 10-K for the year ended August 31, 2008, filed with the SEC on November 14, 2008 and the proxy statement for FCStone’s 2009 annual meeting of stockholders, filed with the SEC on December 8, 2009. If and to the extent that any of FCStone’s participants will receive any additional benefits in connection with the merger that are unknown as of the date of this filing, the details of those benefits will be described in the definitive joint proxy statement/prospectus relating to the merger. Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of FCStone’s directors and executive officers in the merger by reading the definitive joint proxy statement/prospectus when it becomes available.

Item 8.01	Other Events.

On July 2, 2009, FCStone issued a press release announcing that it had entered into a definitive agreement as discussed in Item 1.01 above. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

  (d)     Exhibits.

Number	Description
2.1	Agreement and Plan of Merger, dated as of July 1, 2009, by and between International Assets Holding Corporation, International Assets Acquisition Corporation and FCStone Group, Inc.

10.1	Support Agreement, dated as of July 1, 2009, by and between FCStone Group, Inc. and certain stockholders of International Assets Holding Corporation.

10.2	Option Agreement, dated as of July 1, 2009, by and between FCStone Group, Inc. and International Assets Acquisition Corporation

99.1	Press Release, dated July 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCSTONE GROUP, INC.

Dated: July 2, 2009

	By:	/s/ William J. Dunaway
William J. Dunaway
Chief Financial Officer

Exhibit Index

Number	Description
2.1	Agreement and Plan of Merger, dated as of July 1, 2009, by and between International Assets Holding Corporation, International Assets Acquisition Corporation and FCStone Group, Inc.

10.1	Support Agreement, dated as of July 1, 2009, by and between FCStone Group, Inc. and certain stockholders of International Assets Holding Corporation.

10.2	Option Agreement, dated as of July 1, 2009, by and between FCStone Group, Inc. and International Assets Acquisition Corporation

99.1	Press Release, dated July 2, 2009